UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2009
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 646-4100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On September 1, 2009, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”) and certain Subsidiary Guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, DnB NOR Markets, Inc., Mitsubishi UFJ Securities (USA), Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., ING Financial Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $500 million aggregate principal amount of 5.75% Senior Notes due 2020 (the “Notes”), subject to the terms and conditions therein.
     The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-155671) filed with the Securities and Exchange Commission on November 25, 2008 (the “Registration Statement”), and are described in a Prospectus Supplement dated September 1, 2009 (the “Prospectus Supplement”) to the Prospectus, dated December 11, 2008, included in the Registration Statement.
     The terms of the Notes are more fully described in the Seventeenth Supplemental Indenture (the “Supplemental Indenture”), to be dated September 4, 2009, by and among the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.
     The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Affiliates of Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, DnB NOR Markets, Inc., Mitsubishi UFJ Securities (USA), Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., ING Financial Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. are lenders under the Partnership’s credit facilities. These affiliates may receive their respective share of any repayment by the Partnership of amounts outstanding under its credit facilities from the proceeds of the offering.
     The closing of the underwritten public offering of the Notes is scheduled to occur on September 4, 2009.
     The Underwriting Agreement, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 1, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, DnB NOR Markets, Inc., Mitsubishi UFJ Securities (USA), Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., ING Financial Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as Underwriters.

4.1	Form of Seventeenth Supplemental Indenture, to be dated September 4, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 5.75% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By: Name:	/s/ Tim Moore Tim Moore
Title:	Vice President
Date: September 4, 2009

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 1, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, DnB NOR Markets, Inc., Mitsubishi UFJ Securities (USA), Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., ING Financial Markets, LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as Underwriters.

4.1	Form of Seventeenth Supplemental Indenture, to be dated September 4, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 5.75% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).